Supplement dated May 6, 2009
To
Davis Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Appreciation & Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
Statement of Additional Information
dated May 1, 2009
Davis Selected Advisers, L.P. has entered into an agreement to temporarily reduce its management fees on Davis Government Money Market Fund to a flat rate of 0.30% per annum through December 31, 2009.